Exhibit 3(ii)

AMENDED AND RESTATED

BYLAWS

OF

NEULION, INC.

(a Delaware corporation)

ARTICLE I:  OFFICES

SECTION 1.          REGISTERED OFFICE AND AGENT. The registered office and registered agent of NeuLion, Inc. (the “Corporation”) shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

SECTION 2.          OTHER OFFICES. The Corporation may maintain offices or places of business at such locations within or without the State of Delaware as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business of the Corporation may require.

ARTICLE II:  STOCKHOLDERS

SECTION 1.          PLACE OF MEETINGS. All meetings of the stockholders of the Corporation for the election of directors or for any other purpose shall be held at any such place, either within or without the State of Delaware, as shall be designated from time to time by the Board. The Board may, in its discretion, determine that the meeting shall not be held in any place, but may instead be held solely by means of remote communication in the manner permitted by the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

SECTION 2.          ANNUAL MEETING. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the Board. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

SECTION 3.          SPECIAL MEETINGS. Except as otherwise required by law, special meetings of the stockholders of the Corporation, and any proposals to be considered at such meetings, may be called and proposed exclusively by the Board, pursuant to a resolution approved by a majority of the members of the Board at the time in office, and no stockholder of the Corporation shall require the Board to call a special meeting of stockholders or to propose business at a special meeting of stockholders. A special meeting shall be held on such date and at such time as shall be designated by the resolution calling the meeting and stated in the notice of the meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting.

SECTION 4.          NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

(A)          Annual Meetings of Stockholders.

(1)          Nominations of persons for election to the Board or the proposal of other business to be transacted by the stockholders of the Corporation may be made at an annual meeting of stockholders only:

(a)          by or at the direction of the Board; or

(b)          by any stockholder who is a stockholder of record at the time of giving of notice provided for in this Section 4(A) of this Article II, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 4(A) of this Article II.

(2)          For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, to be timely, such notice must be received by the Corporation no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which the public announcement of the date of the meeting was made.

(3)          A stockholder’s notice to the Secretary shall set forth:

(a)          as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”) (and shall include such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(b)          as to each matter the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Amended and Restated Bylaws (“Bylaws”), the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(c)          as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(i)          the name and address, as they appear on the Corporation’s books, of such stockholder and any such beneficial owner;

(ii)          the class and number of shares of the Corporation which are (A) held of record and (B) beneficially owned by such stockholder and by any such beneficial owner with respect to shares of the Corporation;

(iii)          a description of any agreement, arrangement or understanding between or among such stockholder and any such beneficial owner, any of their respective affiliates, and any other person or persons in connection with the proposal of such nomination or other business;

(iv)          a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any such beneficial owner with respect to the shares of the Corporation;

(v)          a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting; and

(vi)          a representation as to whether such stockholder or any such beneficial owner intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the shares of the Corporation required to approve or adopt the proposal and/or otherwise to solicit proxies from stockholders in support of such proposal.

(4)          If requested by the Corporation, the information required under clauses (3)(c)(ii), (iii) and (iv) of this Section 4 shall be supplemented by such stockholder and any such beneficial owner not later than 10 days after the record date for the meeting to disclose such information as of the record date.

(B)          Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders of the Corporation as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board at a special meeting of stockholders may be made by stockholders only if the election of directors is included as business to be brought before a special meeting in the Corporation’s notice of meeting, by any stockholder who is a stockholder of record at the time of giving of notice provided for in this Section 4(B) of this Article II, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 4(B) of this Article II. For nominations to be properly brought by a stockholder before a special meeting of stockholders pursuant to this Section 4(B) of this Article II, the stockholder must have given timely notice thereof in writing to the Secretary, which notice shall comply with Section 4(A)(3) of this Article II. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not earlier than 90 days prior to the date of the special meeting nor later than the latter of 60 days prior to the date of the special meeting or the 10th day following the day on which public announcement of the date of the special meeting shall have been made.

(C)          General.

(1)          No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 4 of this Article II. No business shall be conducted as a stockholder meeting except in accordance with the procedures set forth in this Section 4 of this Article II. The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws or that business was not properly brought before the meeting, and if such chairperson should so determine, such chairperson shall so declare to the meeting and the defective nomination shall be disregarded or such business shall not be transacted, as the case may be.

(2)          Without limiting the foregoing provisions of this Section 4 of this Article II, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 4 of this Article II. Notwithstanding anything to the contrary, this Section 4 of this Article II is expressly intended to apply to the nomination of directors or any business proposed to be brought before an annual meeting of stockholders but shall not apply to a proposal made pursuant to Rule 14a-8 under the Exchange Act. Nothing in this Section 4 of this Article II shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

SECTION 5.          NOTICE. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered in accordance with Section 1 of Article VI of these Bylaws not less than 10 nor more than 60 days before the date of the meeting by or at the direction of the Board, the Chairman of the Board (or, in his absence or inability to act, the Chief Executive Officer) or the Secretary, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at such stockholder’s address as it appears on the records of the Corporation, unless such stockholder shall have filed with the Secretary a written request that notices to such stockholder be mailed to some other address, in which case it shall be directed to such stockholder at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

SECTION 6.          VOTING LIST. At least 10 days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation’s stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the Board, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of 10 days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

SECTION 7.          QUORUM. A majority of the shares entitled to vote on a matter, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the Certificate of Incorporation of the Corporation or these Bylaws. If less than a quorum is present, in person or by proxy, at any meeting of stockholders, the meeting may be adjourned from time to time by the chairperson of the meeting or by a majority vote of the stockholders present or represented by proxy and entitled to vote, in each case without notice other than by announcement at the meeting until a quorum shall attend. Any meeting at which a quorum is present may also be adjourned in like manner and for such time or upon such call as maybe determined by the chairperson of the meeting or a majority vote of the stockholders present or represented by proxy and entitled to vote. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business could be transacted which may have been transacted at the original meeting had a quorum been present.

SECTION 8.          REQUIRED VOTE; WITHDRAWAL OF QUORUM. When a quorum is present at any meeting, the affirmative vote of the majority of shares entitled to vote, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the Certificate of Incorporation of the Corporation, or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 9.          METHOD OF VOTING; PROXIES. Except as otherwise provided in the Certificate of Incorporation of the Corporation or by law, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote in person or may authorize another person or persons to act for such stockholder by proxy in any manner permitted by law. Every proxy shall be executed in writing by the stockholder or such stockholder’s authorized agent, except that a proxy may also be given by a stockholder or such stockholder’s agent by any means of electronic communication so long as such means of electronic communication either sets forth or is submitted with information from which it can be determined that the proxy was authorized by the stockholder or such stockholder’s authorized agent. Each such proxy shall be filed with the Secretary before or at the time of the meeting. No proxy shall be valid after three years after its date, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been dated on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

SECTION 10.          RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days prior to such meeting nor more than 60 days prior to any other lawful action. If no record date is fixed:

(A)          the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

(B)          the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto; and

(C)          a determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

SECTION 11.          CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by the Chairman of the Board, if there be one, or, in his absence or inability to act, by the Chief Executive Officer

SECTION 12.          INSPECTORS. The Board may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairperson of the meeting shall, or if inspectors shall not have been appointed, the chairperson of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector’s ability. The inspectors shall ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and ballots and shall receive votes or ballots, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes or ballots, determine the results, certify their determination of the number of shares represented at the meeting and their count of all votes and ballots, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairperson of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

SECTION 13.          STOCKHOLDER ACTION WITHOUT CONSENT. Notwithstanding Section 10 of Article II of these Bylaws, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board or as otherwise established under this Section 13.

(A)          Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the Corporation, request that a record date be fixed for such purpose. The Board may fix a record date for such purpose that shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board and shall not precede the date such resolution is adopted. If the Board fails within 10 days after the Corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the Corporation in the manner described in Section 13(B) of Article II of these Bylaws unless prior action by the Board is required under the Delaware General Corporation Law, in which event the record date shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(B)          Every written consent purporting to take or authorizing the taking of corporate action by stockholders, in writing, without a meeting (each such written consent, a “Consent”) shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by this Section 13(B), Consents signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and are so delivered to the Corporation.

(1)          A Consent shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.

(2)          In the event of the delivery to the Corporation of a Consent, the Secretary shall provide for the safe-keeping of such Consent and shall promptly conduct such ministerial review of the sufficiency of the Consent and of the validity of the action to be taken by stockholder consent as he deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board, the Secretary shall promptly designate two persons, who shall not be members of the Board, to serve as inspectors with respect to such Consent and such inspectors shall discharge the functions of the Secretary under this Section 13(B). If after such investigation the Secretary or the inspectors (as the case may be) shall determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by this Section 13(B), the Secretary or the inspectors (as the case may be) may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate to assist them, and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

ARTICLE III:  DIRECTORS

SECTION 1.          POWERS. The business and property of the Corporation shall be managed by the Board. Subject to the restrictions imposed by law, the Certificate of Incorporation of the Corporation or these Bylaws, the Board may exercise all the powers of the Corporation.

SECTION 2.          NUMBER. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. The number of directors shall not be less than 1 nor more than 15. No reduction of directors shall have the effect of removing any director before that director’s term of office expires.

SECTION 3.          ELECTION; QUALIFICATION; TERM. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Except as provided in Section 5 of this Article III, each director shall be elected by vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if as of a date that is 14 days in advance of the date the Corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 3 of this Article III, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast against that director. Directors need not be stockholders unless so required by the Certificate of Incorporation of the Corporation or these Bylaws. The Certificate of Incorporation of the Corporation may provide other qualifications for directors.

SECTION 4.          REMOVAL. Any director may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors, and thereupon the term of the director or directors who shall have been so removed shall forthwith terminate and there shall be a vacancy or vacancies in the Board, to be filled as provided in these Bylaws.

SECTION 5.          VACANCIES; RESIGNATION. Upon the occurrence of a vacancy in the Board resulting from death, resignation, retirement, disqualification, removal from office, increase in the authorized number of directors or another cause, or scheduled to occur pursuant to a resignation tendered to the Board effective at a future date, the Board may reduce the size of the Board to eliminate the vacancy. In the event that the Board does not reduce the size of the Board to eliminate the vacancy, the vacancy shall be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum (except as otherwise provided by law), by the sole remaining director, or in the case of a resignation or resignations effective at a future date, by a majority of the remaining directors including the resignee or resignees, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next annual election and until a successor is duly elected and has qualified, unless sooner deceased, resigned, retired, disqualified or removed. If there are no directors in office, an election of directors may be held in the manner provided by statute.

SECTION 6.          PLACE OF MEETINGS. The directors may hold their meetings, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the Board may from time to time determine by resolution or as shall be specified in the notice of such meeting.

SECTION 7.          ANNUAL MEETING. Each newly elected Board may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.

SECTION 8.          ELECTION OF OFFICERS. At the annual meeting of the Board after each annual meeting of stockholders at which a quorum shall be present, the Board shall elect the officers of the Corporation.

SECTION 9.          REGULAR MEETINGS. Regular meetings of the Board shall be held at such times and places as shall be designated from time to time by resolution of the Board. Notice of such regular meetings shall not be required.

SECTION 10.        SPECIAL MEETINGS; NOTICE. Special meetings of the Board shall be held whenever called by the Chairman or the Chief Executive Officer. The Secretary shall give notice of each special meeting to each director. Notice of any special meeting shall be mailed to each director addressed to the director at such director’s residence or usual place of business at least two days before the day on which the meeting is to be held or, if delivered personally, or by telephone or by electronic transmission, including electronic mail, not later than the day before the day on which the meeting is to be held. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board need be specified in the notice of such meeting.

SECTION 11.          QUORUM; VOTE. At all meetings of the Board, a majority of directors shall constitute a quorum for the transaction of business, which in no case shall be less than one-third of the directors, except that when the Board consists of one director, then one director shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time until a quorum shall have been obtained. Unless the vote of a greater number is required by law, the Certificate of Incorporation of the Corporation, or these Bylaws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

SECTION 12.          PROCEDURE. At meetings of the Board, business shall be transacted in such order as from time to time the Board may determine. The Chairman of the Board, or, in his absence or inability to act, the Chief Executive Officer or any other director present and designated by the Board shall preside at all meetings of the Board. The Secretary shall act as the secretary of the meeting and shall keep the records of each meeting of stockholders, but in the absence of the Secretary, the Board may appoint any person to act as the secretary of the meeting. The Board shall keep regular minutes of its proceedings, which shall be placed in the minute books of the Corporation.

SECTION 13.          PRESUMPTION OF ASSENT. A director of the Corporation who is present at the meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action unless such director’s dissent shall be entered in the minutes of the meeting or unless such director shall file written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

SECTION 14.          COMPENSATION. The Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the Board or any committee thereof, and a director serving as a Chairman of the Board, or of any committee of the Board, may receive additional compensation for service in such capacity, as shall be determined from time to time by the Board; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

SECTION 15.          BOARD TELEPHONE MEETINGS. Members of the Board, and members of a committee of the Board, may participate in and hold a meeting of such Board or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

SECTION 16.          BOARD ACTION WITHOUT A MEETING. Unless otherwise restricted by the Certificate of Incorporation of the Corporation or by these Bylaws, any action required or permitted to be taken at a meeting of the Board, or of any committee of the Board, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the Board or any committee thereof, as the case may be.

ARTICLE IV:  COMMITTEES

SECTION 1.          DESIGNATION. The Board may, by resolution adopted by a majority of the directors, designate one or more committees.

SECTION 2.          NUMBER; QUALIFICATION; TERM. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the directors. The number of committee members maybe increased or decreased from time to time by resolution adopted by a majority of the directors. The members of all committees shall serve a term co-existent with that of the Board that shall have appointed such committee. The Board may at any time increase or decrease the number of members of a committee or terminate the existence of a committee, provided that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.

SECTION 3.          AUTHORITY. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the authority of the Board in the management of the business and property of the Corporation except to the extent expressly restricted by law, the Certificate of Incorporation of the Corporation, or these Bylaws; provided, that no such committee shall (i) adopt, amend or repeal any bylaw of the Corporation, or (ii) approve, adopt or recommend to the stockholders any action or matter (other than the election or removal of directors) expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval.

SECTION 4.          ALTERNATE MEMBERS. The Board may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or any such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not such director or directors constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

SECTION 5.          REGULAR MEETINGS. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

SECTION 6.          SPECIAL MEETINGS. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice of any special meeting.

SECTION 7.          QUORUM; VOTING. At meetings of any committee, a majority of the number of members designated to serve on the committee by the Board shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate of Incorporation of the Corporation, or these Bylaws.

SECTION 8.          MINUTES. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board upon the request of the Board. The minutes of the proceedings of each committee shall be delivered to the Secretary for placement in the minute books of the Corporation.

SECTION 9.          RESPONSIBILITY. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board or any director of any responsibility imposed upon it or such director by law.

ARTICLE V:  OFFICERS

SECTION 1.          ELECTION AND QUALIFICATIONS. The Board shall elect the officers of the Corporation, which shall include a Chairman of the Board, a Chief Executive Officer, a Treasurer and a Secretary, and may include, by election or appointment, such other officers as the Board may from time to time deem proper. Each officer shall have such powers and duties as may be prescribed by these Bylaws or by resolution of the Board of Directors. Any two or more offices may be held by the same person except the offices of Chief Executive Officer and Secretary.

SECTION 2.          TERM OF OFFICE AND REMUNERATION. The term of office of all officers shall be one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. Any vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board. The remuneration of all officers of the Corporation may be fixed by the Board or in such manner as the Board shall provide.

SECTION 3.          RESIGNATION; REMOVAL. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time specified therein, or at such sooner time as the Board may determine, and unless otherwise specified in the written notice of resignation, the acceptance of such resignation shall not be necessary to make it effective. Any officer shall be subject to removal, with or without cause, at any time by vote of a majority of the directors.

SECTION 4.          CHAIRMAN OF THE BOARD. The Chairman of the Board or, in his absence, the Chief Executive Officer shall preside at all meetings of the Board and shall have such other powers and duties as may from time to time be assigned by the Board or as may be prescribed by these Bylaws. A director’s service as Chairman of the Board shall not by itself constitute a director as an officer or employee of the Corporation except as, and solely to the extent, required by applicable law.

SECTION 5.          CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall be responsible for the overall management and superintendence of the affairs of the Corporation. In all cases where, and to the extent that, the duties of the other officers of the Corporation are not specifically prescribed by the Bylaws, or by resolutions of the Board, the Chief Executive Officer may prescribe such duties. The Chief Executive Officer shall have and may exercise any and all authority and perform any and all duties pertaining to the office and as otherwise conferred or imposed upon the office by these Bylaws or by the Board. The Chief Executive Officer may be a director. In the absence of the Chairman, the Chief Executive Officer, if present, shall preside at all meetings of stockholders. The Chief Executive Officer from time to time may delegate to other officers, agents and employees of the Corporation any of the authority and duties conferred upon the Chief Executive Officer by these Bylaws or by the Board or pertaining to the office.

SECTION 6.          TREASURER. The Treasurer shall in general have all duties incident to the position of Treasurer and such other duties as may be assigned by the Board.

SECTION 7.          SECRETARY. The Secretary shall in general have all the duties incident to the office of Secretary and such other duties as may be assigned by the Board or the Chief Executive Officer. The Secretary shall act as the secretary of the meeting and shall keep the records of each meeting of stockholders, but in the absence of the Secretary the chairperson of the meeting may appoint any person to act as the secretary of the meeting.

SECTION 8.          ASSISTANT OFFICERS. Any assistant officer shall have such powers and duties of the officer such assistant officer assists as such officer or the Board shall from time to time prescribe.

ARTICLE VI:  NOTICE

SECTION 1.          METHOD. Whenever by statute, the Certificate of Incorporation of the Corporation, or these Bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (A) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at such person’s address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, (B) by a form of electronic transmission consented to by such person to whom the notice is given, except to the extent prohibited by Section 232(e) of the Delaware General Corporation Law or (C) by any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any consent to receive notice by electronic transmission shall be revocable by such person by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability shall not invalidate any meeting or other action.

SECTION 2.          WAIVER. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the Certificate of Incorporation of the Corporation, or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE VII:  STOCK

SECTION 1.          CERTIFICATES FOR SHARES. Shares of the capital stock of the Corporation may be evidenced by certificates for shares of such stock (in such form as the Board may from time to time prescribe), or may be issued in uncertificated form as provided by law that may be evidenced by a book-entry system maintained by the registrar of such stock, or a combination of both. The issuance of shares in uncertificated form shall not affect shares already represented by a certificate until the certificate is surrendered to the Corporation. Except as expressly provided by law, there shall be no differences in the rights and obligations of stockholders based on whether their shares are represented by certificates. To the extent that the shares are represented by certificates, certificates for shares of stock of the Corporation shall be in such form as shall be approved by the Board and shall be signed by the Chairman of the Board or the Chief Executive Officer and also by the Secretary or by the Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation, if any, or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and the number of shares.

SECTION 2.          REPLACEMENT OF LOST OR DESTROYED CERTIFICATES. The Board may direct anew certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or such stockholder’s legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

SECTION 3.          TRANSFER OF SHARES. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. Transfers of uncertificated shares shall be made upon the receipt of proper transfer instructions from the registered owner of such uncertificated shares. The Board may at any time appoint one or more transfer agents and/or registrars for the transfer and/or registration of shares, and may from time to time by resolution fa and determine the manner in which shares of the Corporation shall be transferred and/or registered.

SECTION 4.          REGISTERED STOCKHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

SECTION 5.          REGULATIONS. The Board shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration, or the replacement, of certificates for shares of stock of the Corporation.

SECTION 6.          LEGENDS. The Board shall have the power and authority to provide that certificates representing shares of stock bear such legends as the Board deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

ARTICLE VIII:  INDEMNIFICATION

SECTION 1.          GENERAL. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against Expenses (as defined below), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful. For the purposes of this Article VIII: (i) “Expenses” means all reasonable fees, costs and expenses, including without limitation attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, or investigating any Action, including any Action to obtain indemnification or payment or reimbursement of Expenses; and (ii) “Action” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or otherwise, in respect of any past, present or future matter, including, without limitation, any inquiry or investigation that could lead to such an action, suit or proceeding.

SECTION 2.          DERIVATIVE ACTIONS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against Expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the Corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

SECTION 3.          INDEMNIFICATION IN CERTAIN CASES. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article VIII, or in defense of any claim, issue or matter therein, such person shall be indemnified against Expenses actually and reasonably incurred by such person in connection therewith.

SECTION 4.          PROCEDURE. Any indemnification under Sections 1 and 2 of this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstance because such person has met the applicable standard of conduct set forth in such Sections 1 and 2. Such determination shall be made: (A) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or (B) if such a quorum is not obtainable or, even if obtainable and a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (C) by a majority vote of the stockholders who were not parties to such action, suit or proceeding.

SECTION 5.          ADVANCEMENT. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, office, employee or agent to repay such amount if it shall be ultimately determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

SECTION 6.          RIGHTS NOT EXCLUSIVE. The indemnification and advancement of Expenses provided by, or granted pursuant to, the other subsections of this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of Expenses may be entitled under any law, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

SECTION 7.          INSURANCE. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify against such liability under the provisions of this Article VIII.

SECTION 8.          DEFINITION OF CORPORATION. For the purposes of this Article VIII, references to the “Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would if such person had served the resulting or surviving corporation in the same capacity.

SECTION 9.          SURVIVAL. The indemnification and advancement of Expenses provided by or granted pursuant to this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 10.          AMENDMENTS. The indemnification and advancement rights provided by this Article VIII shall each be enforceable by each present and former director, officer, employee and agent of the Corporation (hereinafter, an “indemnitee”), shall vest as of the date an indemnitee first performs or performed service as an officer, director, employee or agent, and are contract rights upon which the indemnitee shall be presumed to have relied in determining to serve or continuing to serve in such indemnitee’s capacity with the Corporation. Neither the amendment nor repeal of the indemnification and/or the advancement rights, nor the adoption of any new provision of the Corporation’s Certificate of Incorporation or these Bylaws nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of the indemnification and/or advancement rights in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

ARTICLE IX:  RATIFICATION

SECTION 1.          GENERAL. Any transaction questioned in any lawsuit on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting, may be ratified, before or after judgment, by the Board or by the stockholders, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

SECTION 2.          RATIFICATION OF AUDITORS. The Board may, but need not, submit to the stockholders of the Corporation for ratification the selection of the Corporation’s auditors for any current or future year, provided that if the Board does submit such selection for such ratification, (i) in the event that the stockholders do not ratify the selection, the Board or any committee charged with the selection of auditors in its discretion may reconsider retention of the auditors, select different auditors or reconfirm its prior selection, and (ii) in the event that the selection is ratified, the Board or such committee in its discretion may select a different registered public accounting firm to serve as the Corporation’s auditors at any time during the year if it determines that such a change would be in the best interests of the Corporation or the stockholders.

ARTICLE X:  BANK ACCOUNTS, DRAFTS, CONTRACTS, ETC.

SECTION 1.          BANK ACCOUNTS AND DRAFTS. In addition to such bank accounts the Board may authorize the Treasurer or any person as designated by the Board, whether or not an employee of the Corporation, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as such person may deem necessary or appropriate, payments from such bank accounts to be made upon and according to the check of the Corporation in accordance with the written instructions of said Treasurer, or other person so designated by the Board.

SECTION 2.          CONTRACTS. The Board may authorize any person or persons, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

ARTICLE XI:  GENERAL PROVISIONS

SECTION 1.          DIVIDENDS. Subject to provisions of law and the Certificate of Incorporation of the Corporation, dividends may be declared by the Board at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the Board.

SECTION 2.          BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its Board and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

SECTION 3.          FISCAL YEAR. The fiscal year of the Corporation shall be fixed by the Board; provided, that if such fiscal year is not fixed by the Board and the selection of the fiscal year is not expressly deferred by the Board, the fiscal year shall be the calendar year.

SECTION 4.          SEAL. The seal of the Corporation, if any, shall be such as from time to time may be approved by the Board.

SECTION 5.          RESIGNATIONS. Any director, committee member, or officer may resign by giving written notice to the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6.          SECURITIES OF OTHER CORPORATIONS. The Chairman of the Board or the Chief Executive Officer of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

SECTION 7.          INVALID PROVISIONS. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

SECTION 8.          MORTGAGES, ETC. With respect to any deed, deed of trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the Board authorizing such execution expressly state that such attestation is necessary.

SECTION 9.          HEADINGS. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

SECTION 10.          REFERENCES. Whenever herein the singular number is used, the same shall include the plural when appropriate, and words referring to persons of one sex shall include references to persons of the other sex when appropriate.

SECTION 11.          VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board or by the Chief Executive Officer or any other officer or officers authorized by the Board, and the Chairman of the Board, Chief Executive Officer or any such officer, may, in the name of and on behalf of the Corporation, vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation and take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board may, by resolution, from time to time confer like powers upon any other person or persons.

ARTICLE XII:  AMENDMENTS

Subject to Section 10 of Article VIII of these Bylaws, these Bylaws or other bylaws may be adopted, amended or repealed (1) at any annual or special meeting of stockholders, by the affirmative vote of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote thereat; provided, that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new bylaw or bylaws must be contained in the notice of such special meeting, or (2) by the affirmative vote of a majority of the directors. The fact that the power to amend these Bylaws has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

ARTICLE XIII:  FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any Internal Corporate Claims (as defined below) shall be the Delaware Court of Chancery (or, if the Court of Chancery lacks jurisdiction, another state or federal court located in the State of Delaware). “Internal Corporate Claims” means claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which the Delaware General Corporation Law confers jurisdiction upon the Delaware Court of Chancery.